FOR IMMEDIATE RELEASE
May 1, 2006

Contacts:
Media:
Robert Sarver 858.523.4601
Larry Woodrum 702.248.4200

Investors:
Dale Gibbons 702.248.4200

Western Alliance Bancorp completes mergers
with Nevada First Bank and Bank of Nevada

Las Vegas — May 1, 2006 – Western Alliance Bancorporation (NYSE: WAL) announced today that its subsidiary, BankWest of Nevada, has completed its mergers with Nevada First Bank and Bank of Nevada.

“I’m delighted to have completed the mergers of Bank of Nevada and Nevada First Bank with our flagship bank, BankWest of Nevada”, said Robert Sarver, Chairman and Chief Executive Officer of Western Alliance. “By combining our three Nevada banks, we have created a formidable banking franchise capable of serving the diverse businesses in the fastest-growing state in the nation from Las Vegas and Henderson to the important Reno market.”

Larry Woodrum who continues as the bank’s President/CEO said, “We began 2006 with five offices. With the merger, we now have 13 offices to serve our business and personal banking customers with three offices expected to open by year end.”

“Our expanded locations will make banking more convenient for our customers and allow us to leverage our broad range of business and personal banking, leasing, small business lending, and cash management products as well as the wealth management services of our affiliates, Premier Trust and Miller/Russell & Associates,” Woodrum added.

To reflect the bank’s larger geographic presence, BankWest of Nevada has adopted the name Bank of Nevada. Combined assets of the bank are $2.8 billion with deposits of $2.3 billion and loans of $1.8 billion. The mergers are expected to be immediately accretive to Western Alliance’s earnings per share, without regard to potential cost savings.

John Gaynor, President of the former Bank of Nevada, will continue as Vice Chairman of the Board of the newly merged bank.

Cautionary Note Regarding Forward-Looking Statements

This release contains forward-looking statements that relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. The forward-looking statements contained herein reflect our current views about future events and financial performance and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause our actual results to differ significantly from historical results and those expressed in any forward-looking statement. Some factors that could cause actual results to differ materially from historical or expected results include: factors listed in the initial public offering registration statement as filed with the Securities and Exchange Commission; changes in general economic conditions, either nationally or locally in the areas in which we conduct or will conduct our business; inflation, interest rate, market and monetary fluctuations; increases in competitive pressures among financial institutions and businesses offering similar products and services; higher defaults on our loan portfolio than we expect; changes in management’s estimate of the adequacy of the allowance for loan losses; legislative or regulatory changes or changes in accounting principles, policies or guidelines; management’s estimates and projections of interest rates and interest rate policy; the execution of our business plan; and other factors affecting the financial services industry generally or the banking industry in particular.

We do not intend and disclaim any duty or obligation to update or revise any industry information or forward-looking statements set forth in this presentation to reflect new information, future events or otherwise.

About Western Alliance Bancorporation

Western Alliance Bancorporation is the parent company of Bank of Nevada, Alliance Bank of Arizona, Torrey Pines Bank, Miller/Russell & Associates, and Premier Trust. These dynamic companies provide a broad array of banking, leasing, trust, investment, and mortgage services to clients in Nevada, Arizona and California. Staffed with experienced financial professionals, these organizations deliver a broader product array and larger credit capacity than community banks, yet are empowered to be more responsive to customers’ needs than larger institutions. Additional investor information can be accessed on the Investor Relations page of the company’s website, westernalliancebancorp.com.